                              	TOKHEIM CORPORATION

                              	Fort Wayne, Indiana
                                  	______________

                  	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  	April 10, 1996
                                  	______________

TO THE STOCKHOLDERS OF TOKHEIM CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Tokheim Corporation, an Indiana corporation, will be held in the corporate offices at 10501 Corporate Drive, Fort Wayne, Indiana 46845, on Wednesday, April 10, 1996, at 10:00 a.m., Eastern Standard Time, for the following purposes:

    1.	To elect 3 directors for a 3-year term.

    2.	To consider and act upon a proposal recommended by the Board of Directors to elect Coopers & Lybrand, L.L.P. as the independent auditors for the 1996 fiscal year.

   	3.	To transact any other business that may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 2, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

The Annual Report of the Company for the fiscal year ended November 30, 1995, including financial statements, has been mailed to all stockholders, and your Board of Directors urges you to read it.


                                         By Order of the Board of Directors,
                                         Norman L. Roelke, Secretary

March 8, 1996
                  ----------------------------------------------------
                               	YOUR VOTE IS IMPORTANT

	                 The Board of Directors considers the vote of each
                  stockholder important, whatever the number of shares held. If you are unable to attend the meeting in person, please date, sign, and return your proxy in the enclosed envelope at your earliest convenience.
                  The prompt return of your proxy will save expense to your Company.
                  -----------------------------------------------------
                    The Board of Directors solicits the execution and
                          prompt return of the accompanying proxy.

                                   PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held April 10, 1996, at 10:00 a.m., Eastern Standard Time, and any adjournments thereof. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited by directors, officers, or other employees of the Company in person or by telephone or telegraph. The Company will bear the cost of any solicitation.

The Company's mailing address is P. O. Box 360, Fort Wayne, Indiana 46801; the Annual Meeting of Stockholders will be held in the corporate offices at 10501 Corporate Drive, Fort Wayne, Indiana 46845. This Proxy Statement, with an enclosed proxy, was first mailed to stockholders on March 8, 1996.

Stockholders of record at the close of business on February 2, 1996 are entitled to notice of and to vote at the meeting. On that date, there were outstanding and entitled to vote 7,937,988 shares of Common Stock, each share entitled to 1 vote, and 808,620 shares of Convertible Preferred Stock, each share entitled to 1 vote.

When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the meeting. Any stockholder giving a proxy may revoke it at any time before it is voted. If a stockholder executes more than 1 proxy, the proxy having the latest date will revoke any earlier proxies. Attendance in person at the meeting by a stockholder will constitute revocation of a proxy, and the stockholder may vote in person.


ELECTION OF DIRECTORS

The Articles of Incorporation of the Company provide that there shall be 3 classes of directors, each class being elected for a 3-year term. Three Class
C Directors are to be elected at the 1996 Annual Meeting, 3 Class A Directors at the 1997 Annual Meeting, and 3 Class B Directors at the 1998 Annual Meeting. Subject to the right of stockholders to withhold authority to vote for the election of directors, the persons named in the enclosed proxy have indicated they intend to vote for the election as directors the nominees listed below.
The Board of Directors has no reason to believe that any of the nominees will be unable to serve, but in the event that any nominee(s) are not available, the persons named in the proxy will vote for substitute nominee(s) designated by the Board of Directors.

All of the nominees to be elected at the 1996 Annual Meeting have been serving as directors and were elected by vote of the stockholders. Information as to the nominees and each of the current directors whose term continues after the Annual Meeting is as follows:

                                                                	 												       COMMON SHARES
                                                                 												        BENEFICIALLY
PRINCIPAL OCCUPATION OR 							                                        DIRECTOR      OWNED AS OF
EMPLOYMENT AND DIRECTORSHIPS 		                          	AGE	         SINCE         FEBRUARY 2, 1996
-----------------------------------------------------     ---          --------      ----------------
NOMINEES FOR ELECTION TO SERVE UNTIL THE 1999 ANNUAL MEETING

GERALD H. FRIELING, JR. .............................. 	  65		         1989			       3,200
Chairman of the Board of the Company since 1991.
He was Chief Executive Officer of the Company
from 1991 to 1992; and from 1979 to 1989, he was
Chairman of the Board, President, and Chief Executive
Officer of National-Standard, a diversified manufac-
turer of specialty wire, metal products, and
machinery. He is also a director of CTS Corporation.

DR. WINFRED M. PHILLIPS...............................    55           1986  		      1,400
Dean, College of Engineering  and Associate Vice
President, Engineering and Industrial Experiment
Station of the University of Florida.

IAN M. ROLLAND ....................................... 	  62		         1981			       1,925
Chairman and Chief Executive Officer since 1992 of
Lincoln National Corporation, which provides life
insurance and annuities, property-casualty insurance
and related services through its subsidiary
companies.  He was President and Chief Executive
Officer of Lincoln National Corporation from 1975
to 1992.  He is also a director of Lincoln National
Corporation; NIPSCO Industries, Inc.; Norwest
Bank Indiana, N.A.; and Norwest Corporation.

The affirmative vote of the holders of a plurality of the shares represented and entitled to vote at the meeting is required for the election of directors.

                     	THE BOARD OF DIRECTORS RECOMMENDS
             A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE

                                                                                      COMMON SHARES
                                                                                      BENEFICIALLY
PRINCIPAL OCCUPATION OR                                               DIRECTOR        OWNED AS OF
EMPLOYMENT AND DIRECTORSHIPS                             AGE          SINCE           FEBRUARY 2, 1996
--------------------------------------------------       ---          --------        ----------------

DIRECTORS WHOSE TERMS EXPIRE AT THE 1997 ANNUAL MEETING

ROBERT M. AKIN, III ..................................	   60           1993           2,600
Retired, formerly served as President and Chief
Executive Officer, from 1971 to 1995, of Hudson
International Conductors, a subsidiary of Phelps
Dodge Corp., a manufacturer of specialty wire
products.

JAMES K. BAKER ......................................	     64	    	    1993	 	       1,400
Vice Chairman of the Board of Arvin Industries,
Inc., a global manufacturer of automotive products.
From 1993 to 1996, he was Chairman of the Board,
and from 1986 to 1993, he was Chairman and Chief
Executive Officer of Arvin Industries, Inc.  He is
also a director of Arvin Industries, Inc.;  First
Chicago NBD Corp; Amcast Industrial Corp.;
The GEON Company; and CINergy Corp.

RICHARD W. HANSEN ....................................  	  58   		      1995		          200
Chairman, President, and Chief Executive
Officer since 1977 of Furnas Electric Company,
a leading manufacturer of industrial electrical
and electronic motor control products.


DIRECTORS WHOSE TERMS EXPIRE AT THE 1998 ANNUAL MEETING

WALTER S. AINSWORTH ..................................	    67		         1992          2,814
Retired; formerly served as President and Chief
Executive Officer, from 1979 to 1992, of Phelps
Dodge Magnet Wire Company, which produces
and markets, internationally, magnet wire, the
insulated conductor for most electrical systems.
He was Senior Vice President of Phelps Dodge
Corp. from 1985 to 1992.  He is also a director
of Fort Wayne National Corporation.

BERNARD D. COOPER ....................................	    53		         1993			       1,600
President and Chairman of the Board of P.E.S.
Inc., which sells and distributes petroleum
equipment to the petroleum industry.  He is
also a director of Delhi Bancshares.

DOUGLAS K. PINNER ....................................	    55  	    	   1992			       3,274
President and Chief Executive Officer of the
Company since 1992.  From 1983 to 1992, he was
President of Slater Steels Fort Wayne Specialty
Alloys, a wholly owned subsdiary of Slater
Industrial of Toronto, which manufactures
stainless steel bar.  He is also a director of
Superior Metal Products.
                                         3
BOARD OF DIRECTORS AND BOARD COMMITTEES

The Company's Board of Directors held 6 meetings during the past fiscal year. The Board of Directors has established the following Committees: Audit, Compensation, Executive, and Technical. Members normally serve on a Committee for a 3-year period. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of Committees on which such director served during the past fiscal year.

Audit Committee: The Audit Committee, which consists of 3 nonemployee directors, met 3 times during the past fiscal year. The Committee arranges the details of the annual audit of the Company and recommends to the Board of Directors independent auditors to be presented for consideration by the stockholders. In addition, the Committee meets periodically with members of Internal Audit and the independent auditors to review (1) internal audits of a significant nature, (2) external scope in planning, and (3) management letters and significant items covered therein. The following directors currently comprise the Audit Committee: James K. Baker; Gerald H. Frieling, Jr.; and Ian
M. Rolland.

Compensation Committee: The Compensation Committee, which consists of 3 nonemployee directors, met 2 times during the past fiscal year. The Committee makes recommendations to the Board of Directors concerning officers' salaries and other compensation and is responsible for reviewing compensation for directors. The following directors currently comprise the Compensation
Committee:  Walter S. Ainsworth, James K. Baker, and Richard W. Hansen.

Executive Committee: The Executive Committee, which consists of 4 nonemployee directors, met 8 times during the past fiscal year. The Committee reviews strategic plans of the Company and lends other assistance to the President and Chief Executive Officer as required. In addition, the Committee serves as a nominating committee for prospective directors. The Committee will consider candidates recommended by stockholders for nomination to the Board of Directors. Recommendations may be submitted in writing to the Executive Committee at the Company's mailing address. The following directors currently comprise the Executive Committee: Walter S. Ainsworth; Robert M. Akin; Gerald H.
Frieling, Jr.; and Ian M. Rolland.

Technical Committee: The Technical Committee, which consists of 4 nonemployee directors, met 2 times during the past fiscal year. The Committee reviews strategic technical plans of the Company and reviews software and hardware approaches used by the Company as required. The following directors currently comprise the Technical Committee: Robert M. Akin, Bernard D. Cooper, Richard W. Hansen, and Dr. Winfred M. Phillips.

EXECUTIVE COMPENSATION

The following tables set forth various aspects of executive compensation paid by the Company for services over the past 3 fiscal years to the Company's Chief Executive Officer, the 4 most highly compensated executive officers, and the former Chief Financial Officer.

                            	SUMMARY COMPENSATION TABLE
                                                                     					         Long-Term
                                                                       			         Compensation
                            		                     Annual Compensation             Awards(1)
                                            ----------------------------------     ------------
                                                             				     Other
Name		                                                         	     	Annual	      Securities
and	                                                      			         Compen-	     Underlying	     All Other
Principal	 	                                Salary       Bonus        sation	      Options/	       Compensa-
Position	                        Year 	        $     	     $    	        $     	   SARs(#) 	       tion ($) (2)
----------------------------     ----      --------     -------     ----------     ----------      ------------
Douglas K. Pinner	               1995    	 $272,917	    $30,000    	$ 1,880(3)          ---	         $24,435(4)
President and Chief	             1994     	 246,250	     25,000	      1,788(3)	         ---           22,276
Executive Officer	               1993	      196,667	     50,000	      1,036(3)	      85,322	          12,661

Terry M. Fulmer	                 1995	      169,167	     15,000	        751(5)	         ---	          15,521(6)
Vice President, Global	          1994	      141,250	     20,000	        714(5)	         ---	          14,541
Manufacturing	                   1993	      115,000	        ---	     10,756(5)	      26,750	          13,124

Jess B. Ford	                    1995	      150,868 	       ---	        389(7)	         ---	          38,410(8)
Served as Vice President, 	      1994	      146,250    	 20,000	        355(7)	         ---	          10,102
Finance, Secretary and	          1993	      115,000	        ---	        224(7)	      25,250	           9,689
Chief Financial Officer
until 10/20/95

Condell B. Ellis, Jr.	           1995	      150,000	     20,000	      1,934(9)	         ---	          27,317(10)
Vice President, North	           1994	       39,886(11)	    ---	        --	             ---	          24,668
American Sales and	              1993	      128,125	        ---       1,163(9)	      13,000	          19,884
Marketing

Arthur C. Prewitt	               1995	      140,000	     15,000	      1,060(12)	         ---	         17,276(13)
Vice President, Technology	      1994	      139,583	     10,000	      1,009(12)	         ---	         18,968
and Venture Development	         1993	      128,333	        ---	        549(12)       15,000	         11,091

Anthony J. King	                 1995	      145,000         ---	      1,334(14)	         ---	         19,353(15)
Director of Global Accounts	     1994	      144,583    	 15,000	     11,268(14)	         ---	         21,433
(Served as Vice President,	      1993	      130,000	        ---	      1,207(14)	      15,000	         11,535
International and Venture
Development until 11/3/95)

 (1)	There were no Restricted Stock Awards and no long-term incentive plan payouts in the last fiscal year.
 (2)	In accordance with the rules of the Securities and Exchange Commission, a description of the amounts related to fiscal 1994 and 1993 has not been included. The Company provides the named executive officers with certain group life, health, medical, and other noncash benefits generally available to all salaried employees and not included in this column pursuant to the Securities and Exchange Commission's rules.
 (3)	Represents taxes paid on Mr. Pinner's behalf in 1995, 1994, and 1993.
 (4)	Includes Company contributions to the Retirement Savings Plan of $9,452;
     term life insurance premiums of $3,706; and $11,277 estimated present value of cash surrender value to be received in future years.
 (5) Represents taxes paid on Mr. Fulmer's behalf in 1995, 1994, and 1993.
 (6) Includes Company contributions to the Retirement Savings Plan of $9,304;
     term life insurance premiums of $1,481; and $4,736 estimated present value of cash surrender value to be received in future years.
 (7) Represents taxes paid on Mr. Ford's behalf in 1995, 1994, and 1993.
 (8) Includes Company contributions to the Retirement Savings Plan of $9,054;
     term life insurance premiums of $767; $801 estimated present value of cash surrender value to be received in future years and $27,788 for previously accrued vacation.
 (9)	Represents taxes paid on Mr. Ellis' behalf in 1995 and 1993.
(10)	Includes Company contributions to the Retirement Savings Plan of $8,250;
     term life insurance premiums of $4,632; and $14,435 estimated present value of cash surrender value to be received in future years.
(11)	Mr. Ellis terminated his employment with the Company on February 28, 1994.
     He was rehired as Vice President, Domestic Sales on November 14, 1994.
(12)	Represents taxes paid on Mr. Prewitt's behalf in 1995, 1994, and 1993.
(13)	Includes Company contributions to the Retirement Savings Plan of $8,250;
     term life insurance premiums of $2,090; and $6,936 estimated present value of cash surrender value to be received in future years.
(14)	Represents taxes paid on Mr. King's behalf in 1995, 1994, and 1993.
(15)	Includes Company contributions to the Retirement Savings Plan of $7,820;
     term life insurance premiums of $2,630; and $8,903 estimated present value of cash surrender value to be received in future years.

During the fiscal year ended November 30, 1995 no options or Stock Appreciation Rights (SARs) were granted, nor were any SARs exercised, and no long-term incentive plan awards were made to the executive officers named in the table above.

                AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS/SAR VALUES

                                                Number of
                                                Securities           Value of
                                                Underlying	          Unexercised
                                                Unexercised         	In-The-Money
	                                               Options/SARs        	Options/SARs
                    	Shares                     at Fiscal	           at Fiscal
                    	Acquired	     Value	       Year-End (#)	        Year-End ($)
                    	on Exercise	  Realized    	Exercisable (E)/	    Exercisable (E)/
      Name	              (#)          ($)      	Unexercisable (U)	   Unexercisable (U)
-----------------    -----------   ---------    -----------------    -----------------
Douglas K. Pinner	      ---           ---	           90,322 (E)	             ---
                                                			  25,000 (U)	             ---

Terry M. Fulmer	        ---	          ---         	  22,813 (E)	             ---
                                               			    6,687 (U)	             ---

Jess B. Ford        	   ---	          ---	              ---	                 ---


Condell B. Ellis, Jr.	  ---       	   ---         	  19,750 (E)	             ---
                                               			    3,250 (U)	             ---

Arthur C. Prewitt	      ---       	   ---	           26,250 (E)     	        ---
                                               			    3,750 (U)	             ---

Anthony J.  King    	   ---	          ---	           26,250 (E)	             ---
                                               			    3,750 (U)	             ---
                          COMPENSATION OF DIRECTORS

During fiscal year 1995, nonemployee directors of the Company received a quarterly retainer of $2,400; $800 for each meeting of the Board or a Committee of the Board attended in person; $400 for each Board or Committee meeting attended telephonically; and 200 shares of Common Stock, payable on December 1. In addition, Gerald H. Frieling, Jr., received $10,000 each quarter as compensation for his services as Chairman of the Board. Directors may, by written agreement with the Company, defer payment of compensation until they cease to be members of the Board or reach age 70, whichever is later.
Directors who are officers or employees of the Company receive no additional compensation for their services as directors.

     	       EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

The Company has entered into employment agreements with each of its executive officers, including its Chief Executive Officer. These agreements provide for basic terms of compensation for these officers, as well as identifying existing benefit programs extended by the Company. These agreements also restrict the officers from competition with the Company under certain circumstances and prohibit disclosure of confidential information. In addition, the agreements provide for termination benefits in the event of change of control of the Company, as defined in the agreements themselves. These benefits essentially provide for continuing salary and fringe benefits for a period of 24 months in the event termination occurs within 12 months from the date of change of control. These provisions are intended to keep the Company competitive in its recruitment and retention of management personnel. Based upon the level of current compensation of the named executive officers, as well as the Chief
Executive Officer, payments under these provisions would exceed $100,000.

                              REPRICING OF OPTIONS

The Company has adopted a policy prohibiting the reissue or repricing of any options granted under the Stock Incentive Plan.

                        	COMPENSATION COMMITTEE REPORT

OVERVIEW

The Compensation Committee (the "Committee") is responsible for the approval and administration of compensation programs which relate to the pay levels of all executive officers and selected key employees. It is the objective of the Committee to ensure the Company's ability to attract and retain the highest caliber executives by providing adequate and appropriate compensation programs for attainment of superior financial results which ultimately benefit the stockholders, customers, employees, and communities in which the Company operates. The Committee approves all compensation involving the executive officers, all incentive stock awards, and periodically reviews compensation for other key employees.

SALARIES

In order to attract and retain the most capable executives, it is the responsibility of the Compensation Committee to design a compensation program that is competitive with similar manufacturing companies. The
Committee has studied various analyses of salary ranges for equivalent positions within a suitable Peer Group. The Peer Group used consisted of many approximate-sized companies including those with the industrial classifications for pump dispensing equipment. The Committee policy is to have executive officers' base salaries at least within the first quartile of the objectively established ranges for officers' salaries of like manufacturing companies.
The President and Chief Executive Officer's salary is recommended by the Committee and approved by the Board of Directors. The President and Chief
Executive Officer presents to the Committee for approval the recommended remuneration for the executive officers who operate under his control. The financial results of the Company for the last fiscal year were favorably improved over the previous year. Based upon these results and his individual contribution to this performance, Mr. Pinner's base salary for 1995 was increased 10%. When approving the compensation of the listed executive officers, the Committee utilized the same factors and criteria used in determining Mr. Pinner's salary.

STOCK INCENTIVE PLAN

To encourage superior financial results, the Company, in 1992, implemented a Stock Incentive Plan which was approved by the stockholders at the 1993 annual stockholders' meeting. The purpose of this Plan is to promote the long-term financial performance of the Company by attracting and retaining high caliber executives and other key employees. It is also the policy of the Committee to distribute incentive stock awards to key individuals throughout management based on their performance in attainment of the Company's business objectives and business plan. The options granted under this program are vested over a number of years to encourage the financial growth of the Company plus the retainment of key personnel. No options were granted to the named executive officers during the 1995 fiscal year.

CASH BONUSES

Also, to promote superior financial results, the Committee has adopted and is responsible for administering a Key Management Incentive Bonus Plan. This Plan is designed to encourage sustained progress and growth of the Company coupled with financial results for the benefit of its stockholders. The bonuses under this Plan are based on the attainment of corporate objectives as stated in the Company's Business Plan as approved by the full Board of Directors. Modest cash bonuses were awarded this year based on the Company attaining positive operating results for the year.

COMMITTEE COMPOSITION

This Report is submitted by the current members of the Board of Directors'
Compensation Committee comprised of Walter S. Ainsworth, Chairman; James K.
Baker; and Richard W. Hansen.

                               								Walter S. Ainsworth, Chairman
                               								James K. Baker
                               								Richard W. Hansen

                               PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on Common Stock with the Russel 2000 and the Peer
Group:
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                 TOKHEIM CORP, RUSSELL 2000 INDEX AND PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 11/30/95)

Measurement Period/              Tokheim            Russell         Peer
Fiscal Year Covered              Corporation        2000            Group
-------------------              -----------        -------         -----

Measurement Point:  11/30/90      $100.00           $100.00         $100.00

November 30, 1991                   76.37            140.54          114.59
November 30, 1992                   59.16            173.69          138.59
November 30, 1993                   97.88            206.65          204.26
November 30, 1994                   72.07            204.35          192.63
November 30, 1995                   57.01            262.14          273.56

Assumes $100 invested at the close of trading 11/90 in Tokheim Corp. common stock, Russell 2000 Index, and Peer Group.

* Cumulative total return assumes reinvestment of dividends.

        STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS

                                MANAGEMENT OWNERSHIP

The following table sets forth as of the Record Date, the number of shares beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) by each director of the Company, each of the executive officers named in the Summary Compensation Table, included elsewhere herein, and the current directors and executive officers of the Company as a group. All references are to Common Stock unless otherwise specifically noted:

                                							Amount and Nature of Beneficial Ownership
                                       -----------------------------------------
                                 							Common	        Preferred	   Exercisable
	                        			Common     	Stock		        Stock		      Stock		       Percent
      	Name	          	    	Stock		     in the RSP	    in the RSP	  Options		     of Class
------------------------    ------      ----------     ----------   -----------   --------
Walter S. Ainsworth		   	   2,814 (1)	        --		      --		            --		          *
Robert M. Akin, III			      2,600		           --		      --		            --		          *
James K. Baker			 	         1,400		           --		      --		            --		          *
Bernard D. Cooper			        1,600 (2)(3)      --		      --		            --		          *
Condell B. Ellis, Jr.		 	     267		          250       629		        19,750	           *
Jess B. Ford				               --		           --		      --		            --		         --
Gerald H. Frieling, Jr.	 		 3,200		           --		      --		            --		          *


                                        Amount and Nature of Beneficial Ownership
                                       -----------------------------------------
                                         Common        Preferred    Exercisable
                            Common       Stock         Stock        Stock         Percent
      Name                  Stock        in the RSP    in the RSP   Options       of Class
------------------------    ------       ----------    ----------   -----------   --------
Terry M. Fulmer			            500		          608		   1,703		        22,813	           *
Richard W. Hansen			          200	            --		      --		            -- 	  	       *
Anthony J.  King			         1,475		         1,853       834		        26,250	          *
Dr. Winfred M. Phillips		  	1,400		           --		      --		            --		          *
Douglas K. Pinner	      		  1,010		         1,545       719          90,322	         1.2
Arthur C. Prewitt			           --		           778		     953          26,250	          *
Ian M. Rolland				          1,925		           --		      --		            --		          *

Executive Officers
and Directors as a
Group (17 persons)	       	19,101 		        5,699  	  6,611       	 198,760          2.8

* Represents less than 1% of the Company's outstanding Common Stock.

(1) In addition, Catherine Ainsworth, wife, owns 178 shares, with respect to which Mr. Ainsworth disclaims any beneficial interest.
(2) In addition, Barbara Cooper, wife, owns 1,000 shares, with respect to which Mr. Cooper disclaims any beneficial interest.
(3) In addition, P.E.S., Inc. Pension Plan owns 2,000 shares. Mr. Cooper is a participant and trustee of the Plan.

                               OTHER BENEFICIAL OWNERS

The following table sets forth the number of shares of Common Stock beneficially owned by the only persons known to the Company to own more than 5% of the outstanding shares of Common Stock and the holder of the Company's Convertible
Preferred Stock:

NAME OF INDIVIDUAL  	         AMOUNT AND NATURE OF   	CLASS OF         PERCENT
OR IDENTITY OF GROUP 		       BENEFICIAL OWNERSHIP 	  SHARES 			       OF CLASS
--------------------          --------------------    --------         --------

Fort Wayne National Bank
110 West Berry Street		                         						Convertible
Fort Wayne, Indiana 46802	          808,620 (1)			    Preferred Stock	    100.0

R. B. Haave Associates, Inc.
270 Madison Avenue
New York, New York 10016			         701,000		        	Common Stock	         8.8

Joseph Harrosh
40900 Grimmer Blvd.
Fremont, California 94538			        567,100	        		Common Stock	         7.1

Pioneering Management Corp.
60 State Street
Boston, Massachusetts 02114			      774,200			        Common Stock	         9.8

The TCW Group, Inc.
865 South Figueroa Street
Los Angeles, California 90017			    514,200			        Common Stock	         6.5
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(1)	Represents shares of the Company's Preferred Stock held by the Trustee of the Retirement Savings Plan for Employees of Tokheim Corporation and
    Subsidiaries.  Pursuant to this qualified plan, shares of Preferred Stock are to be allocated from time to time to the Company's employees, including its officers.  It is not possible to predict the actual number of shares of Preferred Stock which will be allocated to officers in the future.
    Allocated shares are voted by the participants, including officers, to whom they are allocated.  Unallocated shares are voted by the Trustee in proportion to the vote by participants with respect to allocated shares.
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ELECTION OF INDEPENDENT AUDITORS

The Company By-Laws provide that independent auditors shall be elected each year at the Annual Meeting of Stockholders and that an Audit Committee, comprised only of nonemployee directors, shall recommend independent auditors for consideration by the stockholders.

The current Audit Committee has recommended selection of Coopers & Lybrand,
L.L.P. as independent auditors for fiscal year 1996. In accordance with that recommendation, the Board of Directors proposes adoption of the following resolution:

	    RESOLVED, That Coopers & Lybrand, L.L.P. be and hereby is elected independent auditors, to audit the accounts and records of the Company for fiscal year 1996, to report on the financial position of the Company, and to perform such other appropriate accounting services as may be required by the Board of Directors.

Coopers & Lybrand, L.L.P. has audited the accounts of the Company for many years. A representative of Coopers & Lybrand, L.L.P. is expected to be present at the meeting and will be available to respond to appropriate questions from the stockholders or to make a statement if so desired.

The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting is required for the election of auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Secretary, Tokheim Corporation, P. O. Box 360, Fort
Wayne, Indiana 46801, no later than November 8, 1996. Stockholder proposals received by this deadline, and complying with all other relevant proxy regulations, will be included in the Company's Proxy Statement relating to the 1997 Annual Meeting.

OTHER BUSINESS

The Board of Directors knows of no matters other than those specified above which are to be presented at the meeting. Should any other matters properly come before the meeting, or any adjournments thereof, the person or persons voting the proxies will vote them in accordance with their best judgment in the interest of the Company.


                              								By Order of the Board of Directors,
                              								Norman L.  Roelke, Secretary

March 8, 1996
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